Exhibit 99.1

Bay View Securitization Corporation
Bay View 2002 LJ-1 Auto Trust
For Payment Date: December 26, 2002
For Collection Period: November 2002
For Determination Date: December 16, 2002

A. PRINCIPAL BALANCE RECONCILIATION

	A-1	A-2	A-3	A-4	# LOANS	TOTAL
(A)Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00
(B)Beginning Period Principal Balance	32,460,302.90	129,000,000.00	171,000,000.00	87,410,907.00	19,884	419,871,209.90
(C)Collections (Regular Payments)	5,895,088.06	0.00	0.00	0.00	N/A	5,895,088.06
(D)Withdrawal from Payahead (Principal)	37,531.30	0.00	0.00	0.00	N/A	37,531.30
(E)Collections (Principal Payoffs)	8,832,656.49	0.00	0.00	0.00	442	8,832,656.49
(F)Gross Charge Offs (Prior Mo. End Bal)	96,420.98	0.00	0.00	0.00	3	96,420.98
(G)Defaulted Receivables (Prior Mo. End Bal)	436,427.20	0.00	0.00	0.00	22	436,427.20
(H)Principal Reductions (Other)(Partial chg-off)	10,104.69	0.00	0.00	0.00	N/A	10,104.69
(I)Repurchases		0.00	0.00	0.00	0	0.00
(J)Ending Balance	17,152,074.18	129,000,000.00	171,000,000.00	87,410,907.00	19,417	404,562,981.18

(K)Certificate Factor	26.066982%	100.000000%	100.000000%	100.000000%	92.971032%	89.265941%

Notional Principal Balance: Class I

(L)Beginning	311,621,653.00
(M)Reduction	13,746,936.00
(N)Ending	297,874,717.00

Notional Principal Balance: Companion Component

(O)Beginning	108,215,538.78
(P)Reduction	1,561,292.72
(Q)Ending	106,654,246.06

B. CASH FLOW RECONCILIATION

TOTALS
(A)CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	18,043,457.42
(B)INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	25,410.73
(C)WITHDRAWAL FROM PAYAHEAD ACCOUNT	37,531.30
1) allocable to principal	0.00
2) allocable to interest	0.00
(D)ADVANCES	0.00
(E)REPURCHASES	0.00
(F)GROSS CHARGE OFF RECOVERIES	182,894.31
(G)SPREAD ACCOUNT WITHDRAWAL	0.00
(H) Policy Draw for “I” Interest	0.00
(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00
(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00
(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00
(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00
TOTAL COLLECTIONS	18,289,293.76

C. TRUSTEE DISTRIBUTION

TOTAL
(A)TOTAL CASH FLOW	18,289,293.76
(B)DEPOSIT TO PAYAHEAD	0.00
(C)Indenture Trustee Fee	0.00
(D)UNRECOVERED INTEREST ADVANCES	501.90
(E)SERVICING FEE (DUE AND UNPAID)	349,892.67
(F)Standby Servicing Fee (not to exceed $50,000)	6,997.85
(G)Owner Trustee Fee (not to exceed $25,000)	0.00
(H)INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	51,574.38
(I)INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	259,075.00
(J)INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	416,100.00
(K)INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72
(L)Interest to “I” Certificate Holders, including Overdue	649,211.78
(M)PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	15,308,228.72
(N)PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(O)PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(P)PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00
(Q)Policy Premium and Unreimbursed Draws	134,854.33
(R)Spread Account (up to the Requisite Amount)	850,624.41
(S)Additional Unpaid Standby Servicing Fee	0.00
(T)Additonal Unpaid Indenture Trustee Fee	0.00
(U)Additional Unpaid Owner Trustee Fee	0.00
(V)Interests Advance Recovery Payments	0.00
(W)EXCESS YIELD	0.00
BALANCE	0.00

0.00

D. SPREAD ACCOUNT

SPREAD
ACCOUNT
(A)BEGINNING BALANCE	10,332,650.50
(B)ADDITIONS TO SPREAD AMOUNT	850,624.41
(C)INTEREST EARNED	11,327.98
(D)DRAWS	0.00
(E)REIMBURSEMENT FOR PRIOR DRAWS	N/A
(F)DISTRIBUTION OF FUNDS TO SERVICER	N/A
(G)PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00
(H)ENDING BALANCE	11,194,602.89

(I)REQUIRED BALANCE	13,596,327.21

(J)CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

E. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY	NUMBER	BALANCE
(A)30-59	42	817,492.20
(B)60-89	5	82,545.99
(C)90+	0	0.00

(D)TOTAL	47	900,038.19

F. REPOSSESSIONS

(A)COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	19	387,525.17
(B)AGGREGATE REPOSSESSIONS	59	1,202,573.40
(C)UNLIQUIDATED REPOSSESSIONS	19	387,525.17

G. PAYAHEAD RECONCILIATION

(A)BEGINNING BALANCE	163,069.18
(B)DEPOSIT	0.00
(C)WITHDRAWAL	37,531.30

(D)ENDING BALANCE	125,537.88

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)

	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%

(A)CURRENT	900,038.19	404,562,981.18	0.2225%
(B)1ST PREVIOUS	637,484.83	419,871,209.90	0.1518%
(C)2ND PREVIOUS	815,229.57	436,774,613.46	0.1866%

(D)THREE MONTH ROLLING AVERAGE	784,250.86	420,402,934.85	0.1865%

I. CUMULATIVE DEFAULT RATE

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Default Rate %
(A)Defaulted Receivables (Current Period)	433,963.49
(B)Cumulative Defaulted Receivables (Prior Month)	815,048.23
(C)Cumulative Defaulted Receivables (Current Month)	1,249,011.72	453,210,907.00	0.28%

J. CUMULATIVE NET LOSS RATE

	MONTH	ORIGINAL POOL
	BALANCE	BALANCE	Net Loss Rate %
(A)Collection Period Charge-Off receivables	542,952.87
(B)50% of Purchase Receivables with scheduled payment delinquent more than 30 days	0.00
(C)Aggregate Cram Down Losses during period	0.00
(D)50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	0.00
(E)Accrued and Unpaid Interest	0.00
(F)Less: Recoveries (current month)	182,894.31
(G)Net Losses current period	360,058.56
(H)Prior Period cumulative net losses	809,952.14
(I)Cumulative Net Losses (current period)	1,170,010.70	453,210,907.00	0.26%

K. EXTENSION RATE

	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	465,334.09	404,562,981.18	0.12%

L. LOCKBOX TEST

	AMOUNT	NUMBER
(A)Total Payments to Lockbox (Current Month)	6,553,577.40	12,347
(B)Total Payments (Current Month)	18,226,351.73	18,493
(C)Lockbox Payment Percentage		66.77%

M. FINANCIAL COVENANTS

(A)Monthly BVAC capital (at least $50MM)
(B)Monthly BVAC cash and working capital borrowing capacity (at least $5MM)
(C)Monthly BVAC net worth (at least $20MM)

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano Senior Accounting Analyst Bay View Securitization Corp		Lisa Staab AVP, Assistant Controller Bay View Acceptance Corp